UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2016, Hines REIT Civica Commons LLC (the “Seller”), a wholly-owned subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT” or the “Company”), entered into a contract with AEW CPT Acquisitions, LLC (the “Purchaser”), to sell Civica Office Commons. Civica Office Commons is an office building located in Bellevue, Washington. The Purchaser is not affiliated with Hines REIT or its affiliates.

The sales price for Civica Office Commons is expected to be approximately $193.0 million, exclusive of transaction costs and certain other closing credits and any adjustments for closing prorations. At closing, if the Seller has not met certain closing conditions, then $5,000,000 of the sales price shall be held back and placed in an escrow account (the “Holdback Amount”). The Holdback Amount will be released to the Seller upon meeting these conditions; provided, that, if they are not met within six months after the closing of the sale, then the Holdback Amount will be released to the Purchaser. On October 21, 2016, the Purchaser funded an earnest money deposit in the sum of $5.8 million. Hines REIT expects the closing of this sale to occur in November 2016, subject to a number of customary closing conditions. Additionally, the Seller’s obligation to close the sale is subject to the receipt of stockholder approval prior to December 31, 2016. Hines REIT is holding an Annual Meeting of its stockholders on November 7, 2016, at which the stockholders will be asked to approve, among other proposals, Hines REIT’s proposed plan of liquidation and dissolution, pursuant to which Hines REIT will sell all or substantially all of its assets, including Civica Office Commons. If the Seller terminates the agreement because stockholder approval is not obtained, then the earnest money deposit will be returned to the Purchaser and the Seller will reimburse the Purchaser for its due diligence costs. There is no guarantee that this sale will be consummated, that the Holdback Amount, if any, will be released to the Seller, or that stockholder approval will be obtained.

Additional Information

This filing references the Company's proposed plan of liquidation and dissolution pursuant to which the Company will sell all or substantially all of the Company's properties and assets, including without limitation seven of the Company's properties located in California and Washington to BRE Hydra Property Owner LLC (the “West Coast Asset Sale”). The proposed plan of liquidation and dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement has been mailed to the Company's stockholders. In addition, the proxy statement and other documents are available at no charge at the SEC's internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained at no charge at the Company's website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the plan of liquidation and dissolution, including the West Coast Asset Sale. Information regarding the Company’s directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the plan of liquidation and dissolution may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, when they become available.

Forward Looking Statements:
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected sale of Civica Office Commons, the execution of an amendment to a lease with a major tenant at Civica Office Commons, the expected timing and completion of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the risk that conditions precedent to the closing of the sale of Civica Office Commons might not be satisfied; the risk that the amendment to the lease with a major tenant at Civica Office Commons may not be executed by the closing of the sale or, if applicable, by the date necessary for the Company to receive the Holdback Amount; the ability of the Company to obtain required stockholder approvals required to consummate the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company’s existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; risks associated with downturns in domestic and local economies, potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

October 24, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer